UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 7, 2014, Devon Energy Corporation, a Delaware corporation (the “Company”) completed the previously announced combination of substantially all of its U.S. midstream business with Crosstex Energy, Inc., a Delaware corporation (“Crosstex”) and Crosstex Energy, L.P., a Delaware limited partnership (“Crosstex MLP”) pursuant to (i) an Agreement and Plan of Merger, dated October 21, 2013 (the “Merger Agreement”) with Devon Gas Services, L.P., a Texas limited partnership and an indirect wholly-owned subsidiary of the Company (“Devon Gas Services”), Acacia Natural Gas Corp I, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“New Acacia”), Crosstex, EnLink Midstream, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Devon Gas Services (“EnLink Midstream LLC”, formerly known as “New Public Rangers, L.L.C.”), Boomer Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of EnLink Midstream LLC (“Devon Merger Sub”), and Rangers Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of EnLink Midstream LLC (“Crosstex Merger Sub”) and (ii) a Contribution Agreement, dated October 21, 2013 (the “Contribution Agreement”), among the Company, Devon Gas Services, Devon Gas Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of the Company, Southwestern Gas Pipeline, Inc., a Texas corporation and an indirect wholly-owned subsidiary of the Company (“Southwestern Gas”), Crosstex MLP and Crosstex Energy Services, L.P., a Delaware limited partnership and a wholly-owned subsidiary of Crosstex MLP (“Crosstex Energy Services”).

On March 7, 2014, pursuant to the terms of the Merger Agreement, Crosstex Merger Sub merged with and into Crosstex, with Crosstex surviving and becoming a wholly-owned subsidiary of EnLink Midstream LLC (the “Crosstex Merger”), and Devon Merger Sub merged with and into New Acacia, with New Acacia surviving and becoming a wholly-owned subsidiary of EnLink Midstream LLC (the “Devon Merger,” and together with the Crosstex Merger, the “Mergers”). At the effective time and as a result of the Crosstex Merger, each share of common stock of Crosstex, issued and outstanding immediately prior to the effective time of the Crosstex Merger was converted into and became exchangeable for one common unit of EnLink Midstream LLC and received a pro rata cash distribution calculated by dividing $100 million by the number of Crosstex shares issued and outstanding immediately prior to the effective time. At the effective time and as a result of the Devon Merger, the sole issued and outstanding share of common stock of New Acacia was converted into the right to receive 115,495,669 Class B common units of EnLink Midstream LLC (“EnLink Midstream LLC Class B Common Units”), which were issued to Devon Gas Services on March 7, 2014 in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act.

Also on March 7, 2014, pursuant to the Contribution Agreement, Devon Gas Services contributed to Crosstex Energy Services 100% of the outstanding membership interests in Devon Midstream Holdings GP, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company and, together with Southwestern Gas, a 50% limited partner interest in Devon Midstream Holdings, L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of the Company (the “Contribution”). In exchange for the contributions, Crosstex MLP issued to Devon Gas Services and Southwestern Gas consideration of 120,542,441 Class B common units of Crosstex MLP (“EnLink Midstream LP Class B Units”) in reliance upon an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act. Crosstex MLP was subsequently renamed “EnLink Midstream, LP” in connection therewith, and Crosstex MLP is sometimes referred to as “EnLink Midstream LP” in this Current Report on Form 8-K with respect to periods following such name change.

Item 1.01 Entry into a Material Definitive Agreement

Registration Rights Agreement

In connection with the closing of the Mergers, on March 7, 2014, Devon Gas Services entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with EnLink Midstream LLC. Under the Registration Rights Agreement, in certain circumstances, EnLink Midstream LLC will be obligated, upon request, to file a registration statement covering the potential sale of EnLink Midstream LLC common units issuable to Devon Gas Services upon the conversion of the EnLink Midstream LLC Class B Common Units issued in connection with the Mergers, upon request. In addition, the Registration Rights Agreement gives Devon Gas Services piggyback registration rights under certain circumstances. The registration rights are transferable to affiliates of Devon Gas Services and, in certain circumstances, to third parties. The Registration Rights Agreement also includes provisions dealing with holdback agreements, indemnification and contribution, and allocation of expenses.

The foregoing summary description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Unitholder Agreement

In connection with the closing of the Contribution, on March 7, 2014, the Company, Devon Gas Services, Southwestern Gas, Crosstex MLP and Crosstex Energy GP, LLC, a Delaware limited liability company and the general partner of Crosstex MLP, entered into a Unitholder Agreement (the “Unitholder Agreement”). Under the Unitholder Agreement, in certain circumstances, EnLink Midstream LP will be obligated, upon request, to file a registration statement covering the potential sale of EnLink Midstream LP common units issuable to Devon Gas Services and Southwestern Gas upon the conversion of the EnLink Midstream LP Class B Common Units issued in connection with the Contribution. In addition, the Unitholder Agreement gives Devon Gas Services and Southwestern Gas piggyback registration rights under certain circumstances. The registration rights are transferable to affiliates of Devon Gas Services and Southwestern Gas and, in certain circumstances, to third parties. The Unitholder Agreement also includes provisions dealing with holdback agreements, indemnification and contribution, and allocation of expenses, as well as EnLink Midstream LP’s obligations to provide certain financial and other information to Devon Gas Services and Southwestern Gas.

The foregoing summary description is qualified in its entirety by reference to the full text of the Unitholder Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Following the consummation of the Mergers and the Contribution, in addition to its ownership of the EnLink Midstream LLC Class B Units and the EnLink Midstream LP Class B Units, Devon Gas Services is the sole member of EnLink Midstream Manager, LLC, a Delaware limited liability company (“EnLink Midstream Manager”) and EnLink Midstream Manager is the managing member of EnLink Midstream LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth under “Introductory Note” and Item 1.01 of this Current Report is incorporated into this Item 2.01 by reference. The Merger Agreement and the Contribution Agreement, which are attached as Exhibit 2.1 and Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2013 are incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger dated October 21, 2013, by and among Devon Energy Corporation, Devon Gas Services, L.P., Acacia Natural Gas Corp I, Inc., Crosstex Energy, Inc., New Public Rangers L.L.C., Boomer Merger Sub, Inc. and Rangers Merger Sub, Inc. (incorporated by reference to Devon Energy Corporation’s Current Report on Form 8-K dated October 21, 2013).

2.2	Contribution Agreement dated October 21, 2013, by and among Devon Energy Corporation, Devon Gas Corporation, Devon Gas Services, L.P., Southwestern Gas Pipeline, Inc., Crosstex Energy, L.P. and Crosstex Energy Services, L.P. (incorporated by reference to Devon Energy Corporation’s Current Report on Form 8-K dated October 21, 2013).

10.1	Registration Rights Agreement dated March 7, 2014, by and between Devon Gas Services, L.P. and EnLink Midstream, LLC.

10.2	Unitholder Agreement dated March 7, 2014, by and between Devon Energy Corporation, Devon Gas Services, L.P., Southwestern Gas Pipeline, Inc., Crosstex Energy GP, LLC, and Crosstex Energy, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President, Corporate Governance and Secretary

Date: March 10, 2014